RXi Pharmaceuticals NASDAQ: RXII Dr. Geert Cauwenbergh, Dr. Med. Sc. President and CEO www.rxipharma.com Developing the Next Generation of Immuno-Oncology Therapeutics Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests” and similar expressions are intended to identify forward-looking statements. These statements are based on RXi Pharmaceuticals Corporation’s (the “Company”) current beliefs and expectations. Such statements include, but are not limited to, statements about the future development of the Company’s products (including timing of clinical trials and related matters associated therewith), the expected timing of certain developmental milestones, the reporting of unblinded data, potential partnership opportunities, the Company’s competition and market opportunity and pro forma estimates. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to risks and uncertainties in the Company’s business, including those identified under “Risk Factors” in the Company’s most recently filed Year-End Report on Form 10-K and in other filings the Company periodically makes with the U.S. Securities and Exchange Commission. The Company does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

RXi is Developing the Next Generation of Immuno-Oncology Therapeutics RXi’s therapeutic platform can improve existing treatment paradigms with enhanced tumor killing activity to attack cancer. Cancer is a global killer. Existing treatment approaches have inherent limitations and serious side effects.

sd-rxRNA: Next Generation of Immuno-Oncology Therapeutics RXi has developed a self-delivering RNAi (sd-rxRNA®) therapeutic platform sd-rxRNA can penetrate immune cells, where antibodies fall short, and block the expression of disease proteins

TILs sd-rxRNA Checkpoint inhibition Enhancing long-term survival and “metabolic fitness” of immune cells Blood Cancers Solid Tumors Enhancing long-term survival and “metabolic fitness” of immune cells sd-rxRNA: Weaponizing Therapeutic Immune Cells to Treat Cancer Immune Cells Precise and selective programing of cells for ACT Improved cell based immuno-therapy Existing cell expansion / manufacturing paradigms* sd-rxRNA Optimized cells NKs TCR / CAR T rx-TILs rx-NKs no delivery vehicle or electroporation required compatible with freeze/thaw cycles rx-TCR / rx-CAR T

sd-rxRNA: Attack Cancer using Adoptive Cell Transfer Method Improving Immune Effector Cells with RNAi sd-rxRNA to Improve Cell Activity and Longevity sd-rxRNA Enhances Tumor Killing Activity of Immune Cells

Demonstrated Broad Applicability of sd-rxRNA Number one Number two Number three Number one Number two Number three Human T Cells Engineered T Cells TILs for ovarian cancer or melanoma HSCT for modulation of GvHD g/d T cells CAR T TCR Checkpoint inhibition and optimization for persistence and fitness of T cells Empower existing clinical treatment paradigms and expand applicability of engineered cells Human NK Cells Dendritic Cells Autologous or Allogeneic Natural Killer (NK) cells Cytokine Induced Killer (CIK) cells Engineered NK or CIK Dendritic cell cancer vaccines

Internal Development Pipeline INTERNAL Target Indication Disc. Preclin Clinical RXI-762 PD-1* Solid Tumors RXI-804 TIGIT* Solid Tumors Other checkpoints Multiple* Solid Tumors Cell differentiation Multiple* Blood cancers and Solid Tumors *In ACT Developing the Next Generation of Immuno-Oncology Therapeutics

Collaborations with Leading Cancer Centers and Cancer Focused Biopharma EXTERNAL SCOPE STATUS TILs sd-rxRNA against various cancer types (incl. melanoma, ovarian cancer) Pilot study results are promising; preclinical studies underway. Oncology models sd-rxRNA technology platform for use in cancer treatments Pilot study results are promising; preclinical studies underway. TCRs sd-rxRNA and TCRs for next generation of recombinant T cell therapies Pilot studies underway Combination therapy Exploring synergies between PCIs fimaNAc and sd-rxRNA Synergy confirmed; preclinical studies underway. Oncology models Syngeneic mouse models Pilot studies underway

RXII: Positioned for Success with Safe and Proven sd-rxRNA Platform Improved development landscape for cancer therapeutics Active government support (Cancer Moonshot) Expedited reviews by FDA Clinically proven safety of sd-rxRNA by direct local injection The field of immunotherapy is evolving towards combination approaches RXi has demonstrated the sd-rxRNA platform can downregulate multiple targets at once Treatment of TILs with an anti-PD1 sd-rxRNA results in enhanced tumor killing activity in an in vitro melanoma model sd-rxRNA is compatible with existing cell manufacturing processes and does not significantly increase cost

Near Term Goal: Enter Clinical Development 12-18 Months - - INDICATION Preclinical data available to support selection of target indication PHENOTYPIC DATA In-vitro efficacy and safety data available for regulatory submission STUDY START Approval received for first patient dosing MONTH 3 MONTH 6 MONTH 9 MONTH 12-15 MONTH 18 REGULATORY FILING Submission to authorities and ethics committee UPSCALED Cell manufacturing scale-up complete Process underway Process underway 2019 CLINICAL GRADE SD-RXRNA Product available and regulatory documentation on manufacturing compiled

Competitive Landscape RXi: Primed for Success 1https://www.genengnews.com/the-lists/top-10-immuno-oncology-collaborations/77900887 Current I-O Treatments Yield Billions1 Large Valuation of Companies Using Lesser Technologies to Improve ACT Current I-O Treatments Yield Billions Competition has significant limitations No known RNAi-based therapeutics approved yet to treat cancer BMS Opdivo® (anti-PD-1) Yervoy® (anti-CTLA-4) Merck Keytruda® (anti-PD-1) Antibody Treatments Iovance Biotherapeutics $1.5B MC Optimizing autologous TILs Fate Therapeutics $400M MC Ex-vivo T-cell Modulation (Collaboration w/ Juno) Intellia Therapeutics $1B MC CRISPR/ Cas 9 CAR-T modification (Collab. w/ Novartis) Clinically proven check-point targets and large market but all antibodies with known inherent limitations

Financial Overview Cash and cash equivalents* (a/o 12/31/2017) ~$3.6M Burn rate ~$2.0-$2.5M/quarter Cash runway (Assuming current NASDAQ limitations with use of equity line) Q2/Q3 2018 Cash runway (Assuming full use of $15M equity line available) Q4 2019 Common shares outstanding (a/o 3/15/2018) ~2.6M Market Cap (a/o 3/15/2018) ~$13.0M *Unaudited

RXII: Developing the Next Generation of Immuno-Oncology Therapeutics Large Deals with Early Pipelines Gilead/Kite: $11B Celgene/Juno: $9B Multi-billion market potential Potential 3-5x Return on Investment 12-18 months New Class of Powerful Therapeutics First RNAi drug approval expected in 2018 Proven Platform Safety, efficacy (clinical and pre-clinical) and long-term effect in cancer models Improved Regulatory Landscape Approval with Phase 2 data using ACT (Novartis)